Exhibit 99.1

                          ARTICLE XIII
                 REIT QUALIFICATION PROVISIONS

           Section 13.1 Trust Compliance with Internal Revenue Code REIT Provisions. The Shares are, and shall at all times remain, freely transferable and such Shares shall retain, at all times, all of the rights and benefits accorded such Shares by the Declaration of Trust and applicable law, provided however, that certain shareholders shall be subject to the provisions of this Article XIII in order to ensure that their Beneficial Ownership of Shares does not prevent the Trust from fully complying with Section 856(h) of the Code, and the Treasury Regulations and rulings of the Internal Revenue Service (the "IRS") promulgated thereunder, and qualifying as a real estate investment trust ("REIT") under the Code.

           Section 13.2   Definitions.  For purposes of this
Article XIII, the following terms shall have the following meanings:

      "Acquiring Shareholder" shall mean any Person capable of purchasing Shares from the Trustee in accordance with the provisions of Subsection 13.7.5.

      "Beneficial Ownership" shall mean ownership of Shares by a Person, whether the interest in the Shares is held directly by such Person or indirectly (including by a nominee), and shall include interests in Shares that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.


      "Charitable Beneficiary" shall mean, with respect to any Charitable Trust, one or more organizations that are named by the Trust Managers as the beneficiary or
beneficiaries  of  such  Charitable  Trust  and  which   are
organized in accordance with the provisions of Section 501(c)(3) of the code and in such manner that contributions to each such organization are eligible for deduction under
Section 170(b)(1)(A) of the Code.

      "Charitable  Trust"  shall  mean  any  separate  trust
created  pursuant  to  Section  13.6  and  administered   in
accordance with the terms of Section 13.7 for the benefit of any Charitable Beneficiary.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Conveyance" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to have or acquire Beneficial Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, whether voluntary or involuntary, whether of record, or Beneficially, and whether by operation of law or otherwise. The terms "Convey," "Conveyed" and "Conveying" shall have correlative meanings.

     "Conveying Shareholder" shall mean, with respect to any Conveyance, any Person who, but for the provisions of
Section 13.6, would Beneficially Own Shares.

      "Ownership Limit" shall initially mean nine and eight-tenths percent (9.8%) of the lesser of the number or value of the outstanding Shares, and after any adjustment as set forth in Subsection 13.4.1, shall mean such greater percentage of the number or value of the outstanding Shares as so adjusted, but not less than nine and eight-tenths percent (9.8%). The number and value of the outstanding Shares of the Trust shall be determined by the Trust Managers in good faith, which determination shall be conclusive.

       "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), group (as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

      "Shares" shall mean all of the shares, par value $0.10 per share, of beneficial interest in the Trust.

     "Trustee" shall mean the Person, unaffiliated with both the Trust and any Conveying Shareholder, that is designated by the Trust Managers to act as trustee of a Charitable Trust, or any successor trustee designated by the Trust Managers.

     Section 13.3 Basic REIT Ownership Provisions. In the event that the provisions of Article IX of these Bylaws are finally adjudicated by a court of competent jurisdiction to be unenforceable or otherwise invalid, including any and all appeals or other appellate review, or the Trust is enjoined from enforcing any or all of the provisions of Article IX, this Article XIII shall automatically become effective in its entirety as of February 1, 1994.

            13.3.1      Ownership  Provisions.   Except   as
provided in Subsections 13.4.2 and 13.4.3, no Person shall Beneficially Own Shares in excess of the Ownership Limit.

           13.3.2    Basic REIT Ownership Tests.  No  Person
shall  Beneficially  Own  Shares to  the  extent  that  such
Beneficial Ownership would cause the Trust to become "closely held" within the meaning of Section 856(h) of the Code, or otherwise fail to qualify as a REIT.

     Section 13.4   Modification of Ownership Provisions.

           13.4.1    Changes to Ownership Limit.  Subject to
the  limitations contained in Subsection 13.4.4,  the  Trust
Managers may from time to time increase the Ownership Limit.

            13.4.2 Underwriter Exception to Ownership Limit. The Trust Managers may permit an underwriter that participates in a public offering or private placement of any securities of the Trust to Beneficially Own Shares in excess of the Ownership Limit pursuant to the provisions of Subsection 13.4.3.


           13.4.3 Exceptions to Ownership Limit. Subject to Subsections 13.3.2 and 13.4.4, the Trust Managers in their sole discretion may exempt from any Ownership Limit any Person who provides the Trust Managers such evidence and assurances satisfactory to the Trust Managers in their sole discretion that such Person's Beneficial Ownership of Shares above the Ownership Limit will not thereby jeopardize the qualification of the Trust as a REIT under the Code, or otherwise hinder the maintenance of its REIT status under the Code.

             13.4.4 Limitations on Modifications and Exceptions. Prior to any modification or creation of, or establishment of an exception to, any Ownership Limit, the Trust Managers may require such opinions of counsel (or rulings from the IRS), affidavits, representations, certificates, undertakings or agreements as they may deem necessary or advisable in order to determine or ensure the Trust's status as REIT under the Code and the favorable tax treatment of its (and its shareholders') income or to ascertain any facts relevant to determinations under this provision.

     Section 13.5   Reporting of Ownership.

             13.5.1 Notice of Possibly Violative Conveyances. Any Person who has acquired, or acquires, or attempts to acquire, or intends to acquire, Beneficial Ownership of Shares that will or may violate Section 13.3, or any Person who would have so Beneficially Owned Shares that resulted in a Conveyance to a Charitable Trust pursuant to the provisions of Section 13.6, shall immediately give written notice to the Trust Managers of such event, or in the case of such a proposed or attempted transaction, give at least 15 days' prior written notice to such Trust Managers, and shall provide to the Trust Managers such other information as the Trust Managers may request in order to determine the effect, if any, of such Conveyance on the Trust's status as a REIT under the Code.

           13.5.2 Beneficial Owners Required To Provide Information. Each Person who is a Beneficial Owner of Shares and each Person (including the shareholder of record) who is holding shares for a Beneficial Owner shall provide to the Trust Managers such information as the Trust may request in order to determine the Trust's status as a REIT under the Code, to ensure compliance with the Ownership Limit, and to comply with the requirements of any taxing authority or governmental agency, or to determine any such compliance.

      Section 13.6 Creation of Charitable Trust. If there is a Conveyance, regardless of whether the Conveyance results from a transaction entered into through facilities of the New York Stock Exchange ("NYSE"), such that, if it were effective, any Person would Beneficially Own Shares in violation of the provisions of Subsections 13.3.1 or 13.3.2, then that number of Shares that otherwise would cause such Person to violate Subsections 13.3.1 or 13.3.2 (rounded up to the nearest whole Share) shall be automatically Conveyed to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in this Section 13.6 and Section 13.7, and the Person who otherwise would have been treated as holding such Shares shall have no Beneficial Ownership of such Shares. If the Conveyance to the Charitable Trust described in the preceding sentence would not be effective for any reason to prevent that Person from violating the applicable Ownership Limit, then the Conveyance shall be ineffective from the time the Conveyance was initiated and the intended transferee shall acquire no Beneficial Ownership of such Shares.

     Section 13.7   Charitable Trust Terms.

           13.7.1 Trust Creation. Any Shares Conveyed to a Charitable Trust pursuant to the first sentence of Section
13.6 shall be deemed to have been Conveyed automatically and by operation of law to the Trustee in its capacity as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. The Conveyance to a Charitable Trust shall be effective as of the close of business on the business day prior to the date of the Conveyance that results in the Conveyance to the Charitable Trust. Within five (5) business days after discovery of the existence of a Charitable Trust, the Trust Managers shall appoint a Trustee, which shall be unaffiliated with the Trust and any Conveying Shareholder, and shall name one or more Charitable Beneficiaries of each such Charitable Trust.

           13.7.2 Status of Shares Held in Trust. Shares in a Charitable Trust shall remain issued and outstanding Shares of the Trust and shall be entitled to the same rights and privileges on identical terms and conditions as all other issued and outstanding Shares of the Trust, and such Shares shall be, and at all times shall remain, freely transferable as set forth in Section 13.1 and Subsection
13.7.5, shall retain voting rights as set forth in Subsection 13.7.4 and shall receive all distributions with respect to such Shares as set forth in Subsection 13.7.3.

           13.7.3 Distribution Rights. The Trustee shall be entitled to receive all distributions as may be authorized and declared by the Trust Managers of the Trust on Shares held in the Charitable Trust and shall hold such distributions in trust for the benefit of the Charitable Beneficiary or Charitable Beneficiaries as set forth in Subsection 13.7.6. If any distributions with respect to Shares held in the Charitable Trust were paid prior to the discovery of the Conveyance to the Charitable Trust, the recipient  of  those payments shall pay that amount  to  the
Trustee immediately upon written demand to do so by the Trust Managers (or the Trustee). The Trust Managers shall take all measures that they determine to be reasonably necessary to recover the amount of any such distributions, including, if necessary, withholding any portion of future distributions payable on Shares Beneficially Owned by the Conveying Shareholder, and, as soon as reasonably practicable following the Trust's receipt or withholding thereof, shall pay over to the Trustee for the benefit of the Charitable Beneficiary or Charitable Beneficiaries and to apply such distributions so received or withheld, as the case may be, as set forth in Subsection 13.7.6.

           13.7.4 Voting Rights. The Trustee shall be entitled to vote all Shares held in the Charitable Trust. The Conveying Shareholder shall be deemed to have given, as of the close of business the business day prior to the date of the Conveyance that results in the Conveyance to the Charitable Trust, an irrevocable proxy to the Trustee to vote the Shares held in the Charitable Trust in the manner in which the Trustee, in its sole and absolute discretion, desires. Any vote by or on behalf of a Conveying Shareholder as a holder of Shares prior to the discovery by the Trust Managers that the Shares are held in the
Charitable Trust shall be subject to rescission by the Trustee if the rescission is permitted by applicable law and in the case of such a rescission, any such votes shall be ineffective at the time cast with respect to such Shares held in the Charitable Trust.

           Notwithstanding the provisions of this Article XIII, until the Trust has received notification that Shares have been Conveyed to a Charitable Trust pursuant to Section 13.6, the Trust shall be entitled to rely on its Share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

           13.7.5 Conveyance of Shares Held in Trust. As reasonably promptly as practicable after the Conveyance of Shares to a Charitable Trust pursuant to Section 13.6, the Trustee shall Convey the Shares held in the Charitable Trust to an Acquiring Shareholder selected by the Trustee, provided, however, that (a) the Acquiring Shareholder must purchase for valuable consideration (whether in a public or private sale) such Shares and (b) the Acquiring Shareholder must acquire such Shares without such acquisition resulting in a Conveyance to a Charitable Trust pursuant to Section 13.6.

          Upon completion of such Conveyance, the Trustee of the Charitable Trust shall: (a) cause to be Conveyed to the Acquiring Shareholder that number of Shares acquired by the Acquiring Shareholder; (b) cause to be recorded on the books of the Trust that the Acquiring Shareholder is the holder of record of such number of Shares; and (c) distribute the net proceeds of the Conveyance pursuant to Subsection 13.7.6. Amounts received by the Trustee with respect to Shares held in the Charitable Trust upon the liquidation of the Trust shall be treated in the same fashion as would proceeds from the Conveyance of the Shares.

           If prior to the discovery by the Trust Managers that Shares have been Conveyed to a Charitable Trust, those Shares are Conveyed by the Conveying Shareholder, then (a) such Shares shall be deemed to have been Conveyed on behalf of a Charitable Trust; (b) to the extent that the amount received in that Conveyance exceeds the amount that the Conveying Shareholder would have been entitled to retain from a Conveyance under the preceding provisions of this Subsection 13.7.5, the excess shall be immediately delivered to a Charitable Trust under Section 13.6; and (c) any votes of the Conveying Shareholder shall be subject to Subsection 13.7.4.

           Section  13.7.6      Application of Distributions
and Sale Proceeds.

     (a) The Trustee shall apply any distributions on Shares held in the Charitable Trust in the following order:

          (1)       first, to pay any expenses of the Charitable Trust;

          (2) second, to pay any expenses of the Trust incurred in connection with the Charitable Trust or the Conveyance of the Shares held in the Charitable Trust; and

          (3)       finally, to pay any excess to the Charitable
Beneficiary (or Charitable Beneficiaries).

     (b) The Trustee shall apply any net proceeds realized from the Conveyance of Shares held in the Charitable Trust in the following order:

          (1) first, to pay any expenses of the Charitable Trust not paid out of distributions under clause (a)(1) above;

          (2) second, to pay any expenses of the Trust incurred in connection with the Trust or the Conveyance of the Shares held in the Charitable Trust not paid out of distributions under clause
(a)(2) above;

          (3) third, to pay to the Conveying Shareholder out of any remaining net proceeds from any such Conveyance, the lesser of

               (i) in the case of (A) a Conveyance in which the Conveying Shareholder gave value for Shares, the price per share, if any, such Conveying Shareholder paid for such Shares, or (B) a Conveyance in which the Conveying Shareholder did not give value for such Shares (e.g., if the Shares were received through a gift or devise), the price per share equal to the last sale price, regular way, on the date of such Conveyance, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction system with respect to securities listed or admitted to trading on the NYSE, of the Shares of the Trust; or

               (ii) the price per Share received by the Trustee of the Charitable Trust from the Conveyance of such Shares in accordance with Subsection 13.7.5; provided, however, that in computing any amount under this clause 13.7.6(b)(3), any amounts paid pursuant to clauses (a)(1) and (b)(1) and (a)(2) and (b)(2) of this Subsection 13.7.6 shall be treated as amounts paid to the Conveying Shareholder and shall reduce any amount that otherwise would be payable to the Conveying Shareholder; and

          (4) finally, to the Charitable Beneficiary (or Charitable Beneficiaries).
(5)
           Section  13.8   Legend.  In the event  that  this
Article XIII becomes effective, the Trust Managers shall place an appropriate legend reflecting the provisions of this Article XIII on each certificate for Shares.

          Section 13.9   Interpretation; Remedies.

                13.9.1     Ambiguity.  In the  case  of  any
ambiguity or uncertainty in the interpretation or application of any of the provisions of this Article XIII, including any definition contained in Section 13.2, the Trust Managers shall have the power to determine the interpretation or application of the provisions of this
Article XIII with respect to any situation based on the facts known to them.

                13.9.2    Severability.  If any provision in
this Article XIII or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

                13.9.3     Remedies.  If the  Trust  or  its
designees shall at any time determine in good faith that a Conveyance has taken place in violation of Section 13.3 or that a Person intends to acquire or dispose of, or has attempted to acquire or dispose of, Beneficial Ownership of any Shares in violation of Section 13.3 (whether or not the violation is intended), or in a manner that results in a Conveyance to a Charitable Trust pursuant to Section 13.6 subject to Subsection 13.9.5, the Trust Managers shall take such action as they deem advisable to refuse to give effect to or to prevent such Conveyance or acquisition or other event, including, but not limited to, refusing to give effect to any Conveyance on the books of the Trust or instituting proceedings to enjoin such Conveyance on the books of the Trust or instituting proceedings to enjoin such Conveyance, acquisition or other event. Any action (or inaction) by the Trust pursuant to this Subsection 13.9.3 shall not affect the automatic Conveyance into a Charitable Trust or the treatment of such Conveyance as set forth in
Section 13.7.1.

                13.9.4    Remedies Not Limited.  Other  than
Subsection 13.9.5, nothing contained in this Article XIII shall limit the authority of the Trust to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders by preservation of the Trust's status as a REIT under the Code and to ensure compliance with the Ownership Limit and the other provisions of this Article XIII.

                13.9.5     Exchange or Market  Transactions.
Nothing in the provisions of this Article XIII or these Bylaws shall preclude the settlement of any transaction in the stock of this Trust entered into through the facilities of the NYSE. The fact that the settlement of any transactions takes place shall not negate the effect of any other provision of this Article XIII or these Bylaws and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in these Bylaws.